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                                                                      EXHIBIT 22
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                                                      C O N F I D E N T I A L

                                                                                                                   September 1, 1994


                                                          ---------------
                                                          GREYHOUND LINES
                                                          ---------------

------------------------------------------------------------------------------------------------------------------------------------
------------------          --------------       -------------------         ---------------              -----------------
AMARILLO TRAILWAYS          AZABACHE, INC.            EAGLE BUS               GLK CONTRACT                UNION BUS STATION
BUS COMPANY CENTER,                              MANUFACTURING, INC.         SERVICES, INC.*              OF OKLAHOMA CITY,
    INC. (75%)                                                                                             OKLAHOMA (40%)
------------------          --------------       -------------------         ---------------              -----------------

            ------------------         ----------------           -----------        -------------------       -------------------
            ATLANTIC GREYHOUND           CONTINENTAL              GLI HOLDING        GREYHOUND DE MEXICO        WILMINGTON UNION
            LINES OF VIRGINIA,         PANHANDLE LINES,             COMPANY             S.A. DE. C.V.             BUS STATION
                   INC.                   INC. (50%)                                      (99.96%)             CORPORATION (24.6%)
            ------------------         ----------------           -----------        -------------------       -------------------

                                                                      ---------------
                                                                        FCA INSURANCE
                                                                           LIMITED
                                                                      ---------------
                                                                      ---------------
                                                                        T & V HOLDING
                                                                           COMPANY
                                                                      ---------------

                                                                          ---------------------
                                                                             TEXAS, NEW MEXICO
                                                                                & OKLAHOMA
                                                                               COACHES, INC.
                                                                          ---------------------
                                                                          ---------------------
                                                                          T.N.M.&O. TOURS, INC.
                                                                          ---------------------
                                                                          ---------------------
                                                                             VERMONT TRANSIT
                                                                                CO., INC.
                                                                          ---------------------



*  Dissolution in process



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